Exhibit 99.1

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Safe harbor “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements related to LinkedIn, its strategy and its products, including its mobile products and strategy. Actual events or results may differ materially from those contained in the forward-looking statements due to risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, risks associated with: expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features; members and customers curtailing or ceasing to use our solutions; and other important factors that could cause results to differ materially from those contained in LinkedIn’s forward-looking statements described in the documents LinkedIn files from time to time with the SEC, including LinkedIn’s most recent Form 10-K for the year ended December 31, 2013, as well as LinkedIn’s future filings. Although LinkedIn believes that the expectations reflected in the forward-looking statements are reasonable, LinkedIn cannot guarantee future results, levels of activity, performance, or achievements. LinkedIn is under no duty to update any of the forward-looking statements after the date of this presentation to conform to actual results. During this presentation, certain non-GAAP measures (as defined by SEC Regulation G) will be disclosed. A reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Connect the world’s professionals to make them more productive and successful Our mission

Connect the world’s professionals to make them more productive and successful Our mission

0M 75M 150M 225M 300M Member growth 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 32M

0M 75M 150M 225M 300M Member growth 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 32M 277M

0M 50M 100M 150M 200M 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Monthly unique visitors 12M 187M As calculated by comScore, Q4 quarterly average for each year, including SlideShare beginning in 2012

0M 50M 100M 150M 200M 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Monthly unique visitors 12M 187M As calculated by comScore, Q4 quarterly average for each year, including SlideShare beginning in 2012

0B 10B 20B 30B 40B 50B 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total annual page views 2B 47B As calculated by comScore, including SlideShare beginning in 2012

0% 10% 20% 30% 40% Mobile traffic 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 41% <2% mobile traffic is calculated as a % of LinkedIn member-only unique visitors; calculated using Q4 average for each year

Revenue $0M $400M $800M $1,200M $1,600M 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $1,529M $79M

Adjusted EBITDA $0M $100M $200M $300M $400M 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $376M $5.5M Adjusted EBITDA is a Non--GAAP financial measure. The presentaPon of this financial informaPon is not intended to be considered in isolaPon or as a subsPtute for, or superior to, financial informaPon prepared in accordance with GAAP. A reconciliaPon of Non--GAAP Adjusted EBITDA to GAAP Net Income (Loss) is included in this presentaPon.

Connect talent with opportunity at massive scale

For our members The professional profile of record Connect all of the world's professionals Identity Networks Knowledge The definitive professional publishing platform

The professional profile of record Identity Senior Builder Tolles Builders 2007 – 2009 (2 years) I San Francisco, CA

The professional profile of record Identity

Certifications Scrum Alliance, License 40097 CSM (Certified ScruMaster) April 2009 – Present Publications The professional profile of record Identity Coursera Advanced Interactive Programming in Python June 2013 – Present

Connect all of the world’s professionals Networks

Connect all of the world’s professionals Networks

Connect all of the world’s professionals Networks 140M Knowledge workers reside in China

Connect all of the world’s professionals Networks

Connect all of the world’s professionals Networks

Groups SlideShare Influencers Pulse The definitive professional publishing platform Knowledge

Groups SlideShare Influencers Pulse The definitive professional publishing platform Knowledge Combined monthly uniques 80M >

The definitive professional publishing platform Knowledge

The definitive professional publishing platform Knowledge

The definitive professional publishing platform Knowledge

The definitive professional publishing platform Knowledge

The definitive professional publishing platform Knowledge

For our customers Hire Power half of all hires Market The most effective way for marketers to engage professionals Sell The start of every sales opportunity

Power half of all hires Talent Solutions

Power half of all hires Talent Solutions

Power half of all hires Talent Solutions Data Science

Power half of all hires Talent Solutions

Power half of all hires Talent Solutions

Effectively engaging professionals Marketing Solutions

1 2 Effectively engaging professionals Marketing Solutions

1 2 Effectively engaging professionals Marketing Solutions

1 2 Effectively engaging professionals Marketing Solutions

1 2 Effectively engaging professionals Marketing Solutions ~70% Mobile revenue from sponsored updates

The start of every sales opportunity Sales Solutions Find Connect Engage

The start of every sales opportunity Sales Solutions

The start of every sales opportunity Sales Solutions You Sales Manager

The start of every sales opportunity Sales Solutions Mary CIO Congrats on the promotion!

The start of every sales opportunity Sales Solutions Roxi Chapman James Shao Hayden Wells Speech pathologist Software engineer Production manager Is connected to Mary Works on your team Is connected to Mary You Mary Sales Manager CIO

The start of every sales opportunity Sales Solutions Roxi Chapman James Shao Hayden Wells Speech pathologist Software engineer Production manager Is connected to Mary Works on your team Is connected to Mary You Mary Sales Manager CIO

The start of every sales opportunity Sales Solutions You Mary Sales Manager CIO

The start of every sales opportunity Sales Solutions You Mary Sales Manager CIO

LinkedIn Recruiter Pulse Mobilize

The next decade

Create economic opportunity for every member of the global workforce Our vision

Create economic opportunity Realize your dream job Find work Be great at what you do

23% Youth unemployment in the EU. 50% in Spain and Greece Source: Eurostat

4M Available jobs in the U.S. Source: U.S. Department of Labor

250M Rural Chinese to transition to cities by 2025, reshaping the economic landscape forever Source: New York Times

T H E E C O N O M I C G R A P H

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Jason Mayden Experienced Senior Design Executive

Nike 26,250+ employees on linkedIn 432,800+ followers Jason Mayden Experienced Senior Design Executive

Lead hadoop Data Engineer Nike - Portland, Oregon Carreers at Nike 66 Current jobs on LinkedIn 15th among InDemand Employers Big Data Platform Product Lead Consumer Digital Technology Nike - Portland, Oregon

Jason Mayden Experienced Senior Desing Executive Skills & Expertise Endorsements Recommendations 99+ User Experience 99+ Product Design 75 Graphic Design

College for Creative Studies 5,870+ Alumni Stanford University 125, 714+ Alumni

TEDX Standord 2012 Becoming the 1st You Sharing Knowledge Updates Rich media Groups Interaction Design Association Linkedln Group

277M Members

3.5M Active company profiles

300K Jobs

3B+ Endorsements

24K Schools

Billions of network updates

Connecting talent with opportunity at massive scale Members Companies Jobs Skills Schools Updates

©2014 LinkedIn Corporation. All Rights Reserved. Linked in

Non-GAAP reconciliation adjusted EBITDA (In millions) (Unaudited) 2008 2009 2010 2011 2012 2013 GAAP net income (loss) ($4.5) ($4.0) $15.4 $11.9 $21.6 $26.8 Provision for income taxes 0.3 0.8 3.6 11.0 35.5 22.5 Other (income) expense, net (1.3) (0.2) 0.6 2.9 (0.3) (1.4) Depreciation and amortization 6.4 11.9 19.6 43.1 79.8 134.5 Stock-based compensation 4.6 6.2 8.8 29.8 86.3 193.9 Adjusted EBITDA $5.5 $14.7 $48.0 $98.7 $223.0 $376.2 Adjusted EBITDA is a Non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.